                      Navistar Financial 2001-B Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated October 15, 2001



                        Underwriters of the Class A Notes

Banc of America Securities LLC

                         Banc One Capital Markets, Inc.

                                                          Salomon Smith Barney

                        Underwriter of the Class B Notes
                         Banc of America Securities LLC

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2001-B OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2001-B OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                         $400,000,000 Asset Backed Notes

                      Navistar Financial 2001-B Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated October 15, 2001

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting your sales representative.

Issuer .................     Navistar Financial 2001-B Owner Trust (the
                             "Trust"), a Delaware common law trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement, acting by and through the Owner Trustee.

Seller .................     Navistar Financial Retail Receivables Corporation.

Servicer ...............     Navistar Financial Corporation.

Indenture Trustee ......     The Bank of New York, as indenture trustee under
                             the Indenture.

Owner Trustee ..........     Chase Manhattan Bank USA, National Association, as
                             owner trustee under the Owner Trust Agreement.

The Notes ..............     The Trust will issue Notes as follows:

                             Class A-1 % Asset Backed Notes in the aggregate principal amount of $70,567,000.00 (the "Class A-1 Notes").

                             Class A-2 % Asset Backed Notes in the aggregate principal amount of $107,767,000.00 (the "Class A-2 Notes").

                             Class A-3 Floating Rate Asset Backed Notes in the aggregate principal amount of $130,799,000.00 (the "Class A-3 Notes").

                             Class A-4 % Asset Backed Notes in the aggregate principal amount of $75,867,000.00 (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                         Class B % Asset Backed Notes in the aggregate principal amount of $15,000,000.00 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                         The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                         The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer or any other person or entity.

                         The Trust will also issue Certificates (the
                         "Certificates"), which will not bear interest but will have rights in excess monies in the Reserve Account, the Negative Carry Account and some other excess funds. The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property ....  The Trust  Property will include a pool of Retail
                         Notes, some of which will be acquired by the Trust on the Closing Date (the "Initial Receivables") and some of which will be acquired by the Trust after the Closing Date (the "Subsequent Receivables" and together with the Initial Receivables, the "Receivables"), monies due and received thereunder on and after October 1, 2001 (the "Initial Cutoff Date"), in the case of the Initial Receivables, and in the case of Subsequent Receivables, the Cutoff Date designated by the Seller for those Subsequent Receivables, security interests in the vehicles (including trucks, buses and trailers) financed thereby, other property and monies on deposit in specific accounts, including the Reserve Account, the Pre-Funding Account and the Negative Carry Account, and the proceeds thereof, any proceeds of the obligation, if any, of a dealer to pay a portion of the principal balance of a defaulted Retail Note in connection with a repossessed vehicle, the obligation, if any, of International Truck and Engine Corporation ("International") (f/k/a Navistar International Transportation Corp.) to purchase a repossessed vehicle under specified circumstances and any guaranties, any proceeds from claims on specified insurance policies, rights under the Interest Rate Swap (as defined below), the benefits of any lease assignments and specified rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The aggregate Receivables Balance of the Initial Receivables as of the

                               Initial Cutoff Date was $292,329,093.98 (the
                               "Initial Aggregate Starting Receivables
                               Balance"). Subsequent Receivables may be purchased by the Trust from the Seller from time to time on or before the April 2002 Distribution Date from funds on deposit in the Pre-Funding Account. The initial Pre-Funded Amount is $107,670,906.02.

Terms of the Notes: .......    The principal terms of the Notes will be as
                               described below:

      A.   Interest .......    The Notes will have the following Interest Rates:

                               Class A-1 Notes:      %
                               Class A-2 Notes:      %
                               Class A-3 Notes:      one-month LIBOR plus __%
                               Class A-4 Notes:      %
                               Class B Notes:        %

                               Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on November 15, 2001 (each, a "Distribution Date"). Interest on the Class A-1 Notes and the Class A-3 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, in the case of the first Distribution Date, the actual days elapsed since the Closing Date divided by 360.

                               Interest payments to all classes of the Class A Notes will have the same priority while interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on that Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

      B.   Principal ......    Subject to the subordination provisions
                               described in the following two paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal Payment
                               Amount as follows:

                         (1) first, 100% of the Principal Payment Amount to the Class A-1 Notes until the Class A-1 Notes are paid in full; (2) thereafter, 96.25% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.25% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 3.75% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 3.75% of the remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full. The "Principal Payment Amount" for each Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for that Distribution Date and (b) the excess, if any, of the sum of the Available Amount for the Distribution Date and available funds on deposit in the Reserve Account on that Distribution Date (the "Total Available Amount") over the sum of the Total Servicing Fee, the net amount to be paid by the Trust under the Interest Rate Swap (including termination payments) and accrued and unpaid interest on the Notes due and payable on that Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, and the "Available Amount" generally will equal (a) the sum, with respect to the related Monthly Period, of (1) that portion of all collections on the Receivables allocable to principal, interest or Prepayment Surplus,
                         (2) all Liquidation Proceeds to the extent attributable to principal or interest in accordance with the Servicer's customary procedures, (3) that portion of all Monthly Advances made by the Servicer allocable to principal or interest due on the Receivables, (4) the Warranty Payment, the Administrative Purchase Payment or the Optional Purchase Proceeds of each Receivable that the Seller repurchased or the Servicer purchased during the related Monthly Period to the extent attributable to principal, accrued interest or Prepayment Surplus thereon, (5) the principal portion of all Prepayments and (6) the net amount to be received by the Trust under the Interest Rate Swap for that Distribution Date, if any, minus (b) that portion of collections retained by the Servicer in respect of unreimbursed Monthly Advances and Liquidation Expenses.

                         If the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.0% of the Aggregate Starting Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first sentence in the preceding paragraph.

                         Also, if an Event of Default occurs, whether due to a failure to make a payment on the Notes or otherwise, and the Notes are declared to be due and payable, 100% of the Principal Payment Amount shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, together on a pro rata basis based on their respective unpaid principal balances, until paid in full, and then to the Class B Notes until paid in full.

                         Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the "Final Scheduled Distribution Date") (however, the actual payment in full of any class of Notes could occur sooner):

                         Class A-1 Notes:             November 15, 2002
                         Class A-2 Notes:             August 16, 2004
                         Class A-3 Notes:             May 15, 2006
                         Class A-4 Notes:             November 17, 2008
                         Class B Notes:               November 17, 2008

      C.   Mandatory
           Prepayment ......   The Notes will be prepaid in whole or in part on
                               the Distribution Date on or immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining Pre-Funded Amount at the time of the mandatory prepayment exceeds $100,000, each class of Notes will be prepaid pro rata based on the initial principal balance of that class.

                               In addition, the Trust will be obligated to pay a Noteholders' Prepayment Premium to be described in the Prospectus Supplement with respect to each class of Notes in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of that prepayment exceeds $100,000. The Trust's obligation to pay the Noteholders' Prepayment Premium will be limited to the pro rata portion (based on the initial principal balance of that class) of funds that are received from the Seller under the Pooling and Servicing Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller's obligation to pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders' Prepayment Premium.

      D.   Redemption ......   If the Aggregate Receivables Balance declines to
                               10% or less of the aggregate Starting Receivables
                               Balance of the Initial Receivables and of all Subsequent Receivables as of the related Cutoff
                               Dates (the "Aggregate Starting Receivables
                               Balance") and the Servicer exercises its option to purchase the Receivables on any Distribution
                               Date on or after the date on which the Class A-1
                               Notes, the Class A-2 Notes and the Class A-3
                               Notes have been paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes plus accrued and unpaid interest thereon.


      E.   Voting Rights ...   To the extent the Prospectus specifies the
                               specific circumstances under which the consent, approval, direction, or request of a specified percentage in principal amount of the outstanding
                               Notes must be obtained, given or made, or under which a specified percentage are permitted to take an action or give a notice, then that consent, approval, direction, request, action or notice shall be valid only if the holders of that specified percentage in principal amount of (a) all the outstanding Class A Notes and Class B Notes voting together as a single class and (b) the outstanding Class A Notes voting as a single class have voted to give consent, approval, direction, request or notice, or take such action.

Interest Rate Swaps ...........    The Trust will enter into one or more
                                   interest rate swap agreements (the "Interest
                                   Rate Swap") with Bank of America, N.A., as the swap counterparty (the "Swap
                                   Counterparty"), to hedge its floating rate interest obligations with respect to the Class A-3 Notes.

                                   Under the Interest Rate Swap, on each
                                   Distribution Date, the Swap Counterparty will make a monthly payment to the Trust at a floating interest rate based on LIBOR on a notional amount equal to the outstanding aggregate principal balance of the Class A-3 Notes, and the Trust will make a monthly payment to the Swap Counterparty based on a fixed monthly interest rate to be specified in the Prospectus Supplement on the same notional amount.

                                   The amount that the Trust is obligated to pay to the Swap Counterparty will be netted against the amount that the Swap Counterparty is obligated to pay to the Trust. Only the net amount payable will be due from the Trust or the Swap Counterparty, as applicable. Net swap payments rank higher in priority than interest payments on the Notes, and swap termination payments are pari passu with interest payments on the Class A Notes and senior to other payments on the Notes.

Priority of Distributions .....    Distributions of the Total Available Amount
                                   to the Noteholders, the Swap Counterparty and the Servicer will generally be distributed in the following order of priority on each Distribution Date: (1) Basic Servicing Fee and any unpaid Basic Servicing Fee for prior
                                   Distribution Dates ("Total Servicing Fee");
                                   (2) net amount payable, if any, to the Swap
                                   Counterparty under the Interest Rate Swap
                                   (other than termination payments); (3)
                                   interest on the Class A Notes and any swap termination payments owed by the Trust to the Swap Counterparty pro rata based on the principal balance of the Class A Notes and the amount of the swap termination payments;
                                   (4) interest on the Class B Notes; and (5) principal on the Notes as described above.
                                   After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, all principal and interest on the Class A Notes will be paid in full prior to making any further payments on or with respect to the Class B
                                   Notes.

Reserve Account ...............    On the Closing Date an amount of cash or
                                   eligible investments equal to 4.75% of the Initial Aggregate Starting Receivables
                                   Balance will be deposited into the Reserve
                                   Account and on each date during the Funding
                                   Period on which Subsequent Receivables are to be transferred to the Trust, cash or eligible investments in an amount equal to 4.75% of the aggregate Starting Receivables Balance of the transferred Subsequent Receivables will be deposited in the Reserve Account. If on any Distribution Date the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for that
                                   Distribution Date, amounts remaining after payment to the Servicer of the Total
                                   Servicing Fee, payment of the net amount, if any, to the Swap Counterparty and deposits to the Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account until the balance in the Reserve Account equals the Specified
                                   Reserve Account Balance for that Distribution
                                   Date.

                                   Amounts in the Reserve Account on any
                                   Distribution Date (after giving effect to all distributions to be made to the Servicer, the Swap Counterparty and the Noteholders on that Distribution Date) in excess of the Specified Reserve Account Balance for that Distribution Date will be paid to the holders of the Certificates. The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (1) the aggregate outstanding principal balance of the Notes and (2) the greater of (a) 5.50% (or 10.00% under specified circumstances to be described in the Prospectus Supplement) of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period, and (b) 2.0% of the Aggregate Starting Receivables Balance.

                                   Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount is less than the sum of amounts payable on the Notes, net amounts payable by the Trust under the Interest Rate Swap and the Total Servicing Fee.

Pre-Funding Account ...........    On the Closing Date $107,670,906.02 (the
                                   "Initial Pre-Funded Amount") will be
                                   deposited into the Pre-Funding Account.
                                   During the Funding Period, the Seller will be obligated to sell to the Trust Subsequent
                                   Receivables having an aggregate principal balance equal to the Initial Pre-Funded
                                   Amount to the extent that Subsequent
                                   Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve Account in connection with that purchase. The
                                   "Funding Period" will be the period from and including the Closing Date until the earliest of (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account
                                   (after giving effect to the purchase of all Subsequent Receivables, including any
                                   Subsequent Receivables purchased on that
                                   date) is less than $100,000, (2) the
                                   occurrence of an Event of Default under the Indenture, (3) the occurrence of a Servicer
                                   Default under the Pooling and Servicing
                                   Agreement, (4) the occurrence of specified events of insolvency with respect to the Seller or the Servicer and (5) the close of business on the April 2002 Distribution Date.
                                   Any amount remaining in the Pre-Funding
                                   Account at the end of the Funding Period will be payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account ........    On the Closing Date the Seller will deposit
                                   $________ (the "Negative Carry Account
                                   Initial Deposit") into the Negative Carry
                                   Account. On each Distribution Date, an amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection Account. On each Distribution Date amounts on deposit in the Negative Carry
                                   Account after giving effect to the
                                   distribution of the Negative Carry Amount for that Distribution Date in excess of the Required Negative Carry Account Balance for that Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding Period, after giving effect to all withdrawals from the Negative Carry Account on that Distribution Date, all amounts remaining on deposit in the Negative Carry
                                   Account will be released to the Seller. The
                                   "Negative Carry Amount" means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "Required Negative Carry
                                   Account Balance" means, as of any
                                   Distribution Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the Funding Period, assuming no further withdrawals from the Pre-Funding
                                   Account and investment earnings on amounts on deposit therein at a rate of 1.75%.

Tax Status ....................    In the opinion of Kirkland & Ellis, special
                                   tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations ..........    Although there is little guidance on the
                                   subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the
                                   Notes are available for investment by a
                                   Benefit Plan, subject to a determination by that Benefit Plan's fiduciary that the Notes are suitable investments for that Benefit
                                   Plan under ERISA and the Internal Revenue
                                   Code.

Legal Investment ..............    The Class A-1 Notes will be eligible
                                   securities for purchase by money market funds under Rule 2a-7 under the Investment Company
                                   Act of 1940, as amended.

Ratings .......................    It is a condition to the issuance of the
                                   Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2, Class A-3 and Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B
                                   Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.

                              THE RECEIVABLES POOL

The Initial Receivables

     The Initial Receivables were originated by Navistar Financial Corporation ("NFC"). Some of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly from those Retail Notes in NFC's portfolio of owned Retail Notes and those Retail Notes available for purchase from TRIP which satisfied several criteria, including that each Initial Receivable (a) has a first payment due date on or before October 31, 2001, (b) has an original term to maturity of 12 to 84 months, (c) has a remaining term to maturity of 12 to 72 months, (d) provides for finance charges at an annual percentage rate of no less than 5.00%, (e) was not more than 60 days past due as of the Initial Cutoff Date, (f) prior to the Initial Cutoff Date has not been amended for credit related reasons, and (g) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

                     Composition of the Initial Receivables

                            Initial                                              Average        Weighted      Weighted
  Weighted Average          Aggregate          Aggregate                         Starting       Average        Average
  Annual Percentage         Starting            Original                       Receivables      Original      Remaining
    Rate (Range)          Receivables      Principal Balance     Number of       Balance        Maturity      Maturity
                            Balance                             Receivables                     (Range)        (Range)
---------------------  ----------------  --------------------  -------------  -------------   ------------  ------------
       8.747%           $292,329,093.98     $322,820,310.50        7,282        $40,144.07       54.63          50.02
  (5.73 to 29.99%)                                                                               months         months
                                                                                               (15 to 82      (12 to 72
                                                                                                months)        months)

        Distribution by Annual Percentage Rate of the Initial Receivables


                                                          Percentage of Initial
Annual Percentage    Number of          Starting           Aggregate Starting
   Rate Range       Receivables    Receivables Balance     Receivables Balance
-----------------  -------------  ---------------------  -----------------------
5.00-6.49%                    90        $  7,098,526.05          2.43%
6.50-7.49%                 1,736          75,375,807.51         25.78%
7.50-8.49%                 2,346         100,041,423.46         34.22%
8.50-9.49%                   842          37,437,882.79         12.81%
9.50-10.49%                  550          21,943,438.36          7.51%
10.50-11.49%                 445          16,908,107.04          5.78%
11.50-12.49%                 294          10,268,376.44          3.51%
12.50-13.49%                 201           6,454,879.61          2.21%
13.50-14.49%                 201           4,869,947.28          1.67%
14.50-15.49%                 214           4,572,730.20          1.56%
15.50-16.49%                 177           3,935,279.31          1.35%
16.50-17.49%                  83           1,515,250.64          0.52%
17.50-17.99%                  41             922,686.53          0.32%
18.00% & Over                 62             984,758.76          0.34%
                           -----        ---------------        ------
       Total               7,282        $292,329,093.98        100.00%
                           =====        ===============        ======


          Distribution by Remaining Maturity of the Initial Receivables

Remaining                                                Percentage of Initial
Maturity        Number of            Starting             Aggregate Starting
(Months)       Receivables      Receivables Balance       Receivables Balance
---------     -------------    ----------------------   -----------------------
0-12               172                $  2,306,035.55            0.79%
13-24              771                  19,918,317.78            6.81%
25-36            1,330                  38,041,165.40           13.01%
37-48            1,675                  66,416,513.41           22.72%
49-60            2,506                 129,556,199.33           44.32%
61-66               15                     898,975.90            0.31%
67 & Over          813                  35,191,886.61           12.04%
                 -----                ---------------          ------
       Total     7,282                $292,329,093.98          100.00%
                 =====                ===============          ======

            Distribution by Payment Terms of the Initial Receivables

                                               Percentage of Initial
                                                Aggregate Starting
        Type of Receivable                      Receivables Balance
---------------------------------            -------------------------
Equal Payment Fully Amortizing                        54.03%
Equal Payment Balloon                                 13.97%
Equal Payment Skip                                     4.71%
Level Principal Fully Amortizing                       4.70%
Level Principal Balloon                               18.37%
Level Principal Skip                                   0.03%
Other                                                  4.18%
                                                     ------
       Total                                         100.00%
                                                     ======

     The Initial Receivables include Receivables originated in 47 states and the District of Columbia. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables. No other state accounts for more than 1.90% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Alaska, Hawaii or South Dakota.

               Geographic Distribution of the Initial Receivables

                                  Percentage of Initial
                                   Aggregate Starting
                                       Receivables
       State(1)                          Balance
-----------------------        ---------------------------
        California                       10.91%
        Texas                             8.54%
        Illinois                          6.33%
        New York                          5.65%
        Pennsylvania                      4.68%
        Florida                           4.57%
        Maryland                          4.11%
        Ohio                              3.71%
        Minnesota                         3.37%
        Utah                              3.16%
        New Jersey                        3.00%
        Missouri                          2.76%
        Wisconsin                         2.74%
        Indiana                           2.63%
        Michigan                          2.35%
        Arkansas                          2.26%
        Georgia                           2.14%
        Louisiana                         2.14%
        Connecticut                       2.12%
        Other                            22.83%
              Total                     100.00%
                                        =======

(1)  Based on billing addresses of the obligors on the Initial Receivables.

     No single obligor accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 77.18% of the Initial Aggregate Starting Receivables Balance, constituting 64.14% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

     Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by annual percentage rate, equipment type, payment frequency, average maturity, current Receivables Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average annual percentage rate of the Receivables in the Trust be not less than 8.12% and that the aggregate principal balance of all Receivables owing from any single Obligor not exceed 2.0% of the aggregate principal balance of the Receivables in the Trust. Since the weighted average life of the Notes will be influenced by the rate at which the principal balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 55 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes that NFC previously sold but continues to service and in which NFC continues to have an economic interest). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. The performance of the serviced portfolio of Retail Notes declined during the nine-month period ended July 31, 2001. NFC believes that the significant increase in delinquencies beginning in 2000 is due to lower operating margins realized by trucking companies, resulting from a number of factors, including higher fuel and insurance costs, as well as reductions in overall freight shipments. If these factors continue they may further impact the financial strength of the Obligors. Losses for the fiscal year ended October 31, 2000 and for the nine-month period ended July 31, 2001 were significantly higher than for other periods shown. NFC believes this increase is due principally to higher repossession frequency and industry-wide lower resale values for trucks. As a result of the bankruptcy of one of NFC's largest obligors, a combined charge of $10.9 million was taken in 1996 by NFC and International, $3.8 million of which was reversed in 1998 by NFC. There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.

                                                       Year Ended October 31,            Nine Months Ended
                                                       ----------------------            -----------------
                                                                                              July 31,
                                                                                              --------
         NFC Retail Notes
         ----------------
                                          1996       1997       1998       1999       2000       2000       2001
                                          ----       ----       ----       ----       ----       ----       ----
                                                                    ($ in millions)
Gross Balance Outstanding at end of
   Period .........................     $ 2,282    $ 2,282    $ 2,481    $ 2,825    $ 3,066    $ 2,977    $ 2,829
Gross Balance Past Due as a
   Percentage of Gross Balance
   Outstanding at end of Period
     31-60 days ...................        1.99%      2.42%      2.49%      2.87%      3.41%      4.13%      4.14%
     over 60 days .................        0.30%      0.60%      0.61%      0.52%      1.19%      1.32%      1.20%
Average Gross Balance of Retail ...     $ 2,204    $ 2,245    $ 2,339    $ 2,632    $ 2,891    $ 2,844    $ 2,947
   Notes (13 month average)
Net Losses (recoveries):
     NFC ..........................     $   5.0    $   2.1    $     -    $   5.2    $  11.5    $   6.4    $  14.7
     International ................     $   9.5    $   3.9    $   9.9    $   3.0       19.0    $   9.7       22.6
                                        -------    -------    -------    -------    -------    -------    -------
     Combined .....................     $  14.5    $   6.0    $   9.9    $   8.2    $  30.5    $  16.1    $  37.3
Liquidations minus Net Losses .....     $ 1,002    $ 1,083    $ 1,178    $ 1,193    $ 1,208    $   893    $   922
Net Losses (recoveries) as a
   Percentage of Liquidations
   minus Net Losses:
     NFC ..........................        0.50%      0.19%      0.00%      0.43%      0.95%      0.72%      1.59%
     International ................        0.95%      0.36%      0.84%      0.25%      1.57%      1.08%      2.46%
                                        -------    -------    -------    -------    -------    -------    -------
     Combined .....................        1.45%      0.55%      0.84%      0.68%      2.52%      1.80%      4.05%
Net Losses (recoveries) as a
   Percentage of Average Gross
   Balance: (1)
     NFC ..........................        0.23%      0.09%      0.00%      0.20%      0.40%      0.30%      0.67%
     International ................        0.43%      0.18%      0.42%      0.11%      0.66%      0.45%      1.02%
                                        -------    -------    -------    -------    -------    -------    -------
     Combined .....................        0.66%      0.27%      0.42%      0.31%      1.05%      0.75%      1.69%
Repossessions as a Percentage of
   Average Gross Balance (1) ......        3.15%      2.01%      2.31%      1.94%      2.74%      2.48%      4.38%

(1) July 31 figures have been annualized.


                       WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on medium and heavy duty truck, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The tables captioned "Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of characteristics of the Initial Receivables. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) payments on the Notes are made on each Distribution Date, and each Distribution Date is assumed to be the fifteenth day of each applicable month, (4) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (5) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (6) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Receivables have been aggregated into three hypothetical pools, the first pool being composed of the Initial Receivables and the second and third pools being composed of the Subsequent Receivables. The ABS Tables assume that the hypothetical pools have the following Cutoff Dates and Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                Starting       Annual      Original   Remaining
                              Receivables    Percentage    Maturity    Maturity
  Pool      Cutoff Date         Balance         Rate     (In Months) (In Months)

    1     October 1, 2001   $292,329,093.98    8.747%        55          50
    2    November 1, 2001     53,835,453.01    8.747         55          55
    3    December 1, 2001     53,835,453.01    8.747         55          55
                            $400,000,000.00
                            ===============

     The ABS Tables further assume that the Closing Date is November 1, 2001, and that the first distribution of principal on the Notes occurs on November 15, 2001.

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 5.73% to 29.99%, and only 54.03% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between those assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

                          Class A-1 Notes                                                          Class A-2 Notes
 Distribution Date  0.00%   1.00%   1.40%    1.80%  2.00%     Distribution Date  0.00%    1.00%   1.40%   1.80%   2.00%

  Closing Date 100% 100% 100% 100% 100% Closing Date 100% 100% 100% 100% 100%
11/15/2001           93%     89%     87%      85%     84%     11/15/2001          100%     100%    100%    100%    100%
12/15/2001           85%     76%     72%      68%     66%     12/15/2001          100%     100%    100%    100%    100%
01/15/2002           76%     61%     55%      48%     45%     01/15/2002          100%     100%    100%    100%    100%
02/15/2002           66%     46%     38%      29%     25%     02/15/2002          100%     100%    100%    100%    100%
03/15/2002           57%     32%     21%      10%     5%      03/15/2002          100%     100%    100%    100%    100%
04/15/2002           48%     18%      5%      0%      0%      04/15/2002          100%     100%    100%    95%      91%
05/15/2002           38%      3%      0%      0%      0%      05/15/2002          100%     100%    93%     83%      78%
06/15/2002           28%      0%      0%      0%      0%      06/15/2002          100%     93%     83%     72%      67%
07/15/2002           19%      0%      0%      0%      0%      07/15/2002          100%     84%     73%     61%      55%
08/15/2002            9%      0%      0%      0%      0%      08/15/2002          100%     76%     63%     50%      43%
09/15/2002            0%      0%      0%      0%      0%      09/15/2002           99%     67%     53%     39%      32%
10/15/2002            0%      0%      0%      0%      0%      10/15/2002           93%     59%     44%     29%      21%
11/15/2002            0%      0%      0%      0%      0%      11/15/2002           87%     50%     35%     19%      10%
12/15/2002            0%      0%      0%      0%      0%      12/15/2002           81%     42%     25%      9%      0%
01/15/2003            0%      0%      0%      0%      0%      01/15/2003           74%     34%     16%      0%      0%
02/15/2003            0%      0%      0%      0%      0%      02/15/2003           68%     25%      8%      0%      0%
03/15/2003            0%      0%      0%      0%      0%      03/15/2003           61%     17%      0%      0%      0%
04/15/2003            0%      0%      0%      0%      0%      04/15/2003           55%      9%      0%      0%      0%
05/15/2003            0%      0%      0%      0%      0%      05/15/2003           48%      1%      0%      0%      0%
06/15/2003            0%      0%      0%      0%      0%      06/15/2003           42%      0%      0%      0%      0%
07/15/2003            0%      0%      0%      0%      0%      07/15/2003           35%      0%      0%      0%      0%
08/15/2003            0%      0%      0%      0%      0%      08/15/2003           28%      0%      0%      0%      0%
09/15/2003            0%      0%      0%      0%      0%      09/15/2003           22%      0%      0%      0%      0%
10/15/2003            0%      0%      0%      0%      0%      10/15/2003           15%      0%      0%      0%      0%
11/15/2003            0%      0%      0%      0%      0%      11/15/2003           8%       0%      0%      0%      0%
12/15/2003            0%      0%      0%      0%      0%      12/15/2003           1%       0%      0%      0%      0%
01/15/2004            0%      0%      0%      0%      0%      01/15/2004           0%       0%      0%      0%      0%
02/15/2004            0%      0%      0%      0%      0%      02/15/2004           0%       0%      0%      0%      0%
03/15/2004            0%      0%      0%      0%      0%      03/15/2004           0%       0%      0%      0%      0%
04/15/2004            0%      0%      0%      0%      0%      04/15/2004           0%       0%      0%      0%      0%
05/15/2004            0%      0%      0%      0%      0%      05/15/2004           0%       0%      0%      0%      0%
06/15/2004            0%      0%      0%      0%      0%      06/15/2004           0%       0%      0%      0%      0%
07/15/2004            0%      0%      0%      0%      0%      07/15/2004           0%       0%      0%      0%      0%
08/15/2004            0%      0%      0%      0%      0%      08/15/2004           0%       0%      0%      0%      0%
09/15/2004            0%      0%      0%      0%      0%      09/15/2004           0%       0%      0%      0%      0%
10/15/2004            0%      0%      0%      0%      0%      10/15/2004           0%       0%      0%      0%      0%
11/15/2004            0%      0%      0%      0%      0%      11/15/2004           0%       0%      0%      0%      0%
12/15/2004            0%      0%      0%      0%      0%      12/15/2004           0%       0%      0%      0%      0%
01/15/2005            0%      0%      0%      0%      0%      01/15/2005           0%       0%      0%      0%      0%
02/15/2005            0%      0%      0%      0%      0%      02/15/2005           0%       0%      0%      0%      0%
03/15/2005            0%      0%      0%      0%      0%      03/15/2005           0%       0%      0%      0%      0%
04/15/2005            0%      0%      0%      0%      0%      04/15/2005           0%       0%      0%      0%      0%
05/15/2005            0%      0%      0%      0%      0%      05/15/2005           0%       0%      0%      0%      0%
06/15/2005            0%      0%      0%      0%      0%      06/15/2005           0%       0%      0%      0%      0%
07/15/2005            0%      0%      0%      0%      0%      07/15/2005           0%       0%      0%      0%      0%
08/15/2005            0%      0%      0%      0%      0%      08/15/2005           0%       0%      0%      0%      0%
09/15/2005            0%      0%      0%      0%      0%      09/15/2005           0%       0%      0%      0%      0%
10/15/2005            0%      0%      0%      0%      0%      10/15/2005           0%       0%      0%      0%      0%
11/15/2005            0%      0%      0%      0%      0%      11/15/2005           0%       0%      0%      0%      0%
12/15/2005            0%      0%      0%      0%      0%      12/15/2005           0%       0%      0%      0%      0%
01/15/2006            0%      0%      0%      0%      0%      01/15/2006           0%       0%      0%      0%      0%
02/15/2006            0%      0%      0%      0%      0%      02/15/2006           0%       0%      0%      0%      0%
03/15/2006            0%      0%      0%      0%      0%      03/15/2006           0%       0%      0%      0%      0%
04/15/2006            0%      0%      0%      0%      0%      04/15/2006           0%       0%      0%      0%      0%
05/15/2006            0%      0%      0%      0%      0%      05/15/2006           0%       0%      0%      0%      0%
06/15/2006            0%      0%      0%      0%      0%      06/15/2006           0%       0%      0%      0%      0%
07/15/2006            0%      0%      0%      0%      0%      07/15/2006           0%       0%      0%      0%      0%

Average Lives to                                              Average Lives to
Maturity (yrs)      0.47    0.31    0.27    0.24    0.23      Maturity (yrs)     1.55     1.09    0.95    0.84    0.79

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

                             Class A-3 Notes                                             Class A-4 Notes
 Distribution Date    0.00%   1.00%   1.40%   1.80%   2.00%    Distribution Date  0.00%  1.00%   1.40%   1.80%   2.00%

Closing Date           100%    100%    100%    100%    100%    Closing Date        100%   100%    100%    100%    100%
11/15/2001             100%    100%    100%    100%    100%    11/15/2001          100%   100%    100%    100%    100%
12/15/2001             100%    100%    100%    100%    100%    12/15/2001          100%   100%    100%    100%    100%
01/15/2002             100%    100%    100%    100%    100%    01/15/2002          100%   100%    100%    100%    100%
02/15/2002             100%    100%    100%    100%    100%    02/15/2002          100%   100%    100%    100%    100%
03/15/2002             100%    100%    100%    100%    100%    03/15/2002          100%   100%    100%    100%    100%
04/15/2002             100%    100%    100%    100%    100%    04/15/2002          100%   100%    100%    100%    100%
05/15/2002             100%    100%    100%    100%    100%    05/15/2002          100%   100%    100%    100%    100%
06/15/2002             100%    100%    100%    100%    100%    06/15/2002          100%   100%    100%    100%    100%
07/15/2002             100%    100%    100%    100%    100%    07/15/2002          100%   100%    100%    100%    100%
08/15/2002             100%    100%    100%    100%    100%    08/15/2002          100%   100%    100%    100%    100%
09/15/2002             100%    100%    100%    100%    100%    09/15/2002          100%   100%    100%    100%    100%
10/15/2002             100%    100%    100%    100%    100%    10/15/2002          100%   100%    100%    100%    100%
11/15/2002             100%    100%    100%    100%    100%    11/15/2002          100%   100%    100%    100%    100%
12/15/2002             100%    100%    100%    100%    100%    12/15/2002          100%   100%    100%    100%    100%
01/15/2003             100%    100%    100%    99%     91%     01/15/2003          100%   100%    100%    100%    100%
02/15/2003             100%    100%    100%    91%     83%     02/15/2003          100%   100%    100%    100%    100%
03/15/2003             100%    100%    99%     83%     75%     03/15/2003          100%   100%    100%    100%    100%
04/15/2003             100%    100%    92%     76%     67%     04/15/2003          100%   100%    100%    100%    100%
05/15/2003             100%    100%    85%     68%     60%     05/15/2003          100%   100%    100%    100%    100%
06/15/2003             100%    95%     78%     61%     52%     06/15/2003          100%   100%    100%    100%    100%
07/15/2003             100%    89%     71%     54%     45%     07/15/2003          100%   100%    100%    100%    100%
08/15/2003             100%    82%     65%     47%     38%     08/15/2003          100%   100%    100%    100%    100%
09/15/2003             100%    76%     59%     40%     31%     09/15/2003          100%   100%    100%    100%    100%
10/15/2003             100%    70%     52%     34%     25%     10/15/2003          100%   100%    100%    100%    100%
11/15/2003             100%    64%     46%     28%     18%     11/15/2003          100%   100%    100%    100%    100%
12/15/2003             100%    58%     40%     22%     12%     12/15/2003          100%   100%    100%    100%    100%
01/15/2004              95%    52%     34%     16%      6%     01/15/2004          100%   100%    100%    100%    100%
02/15/2004              89%    47%     29%     10%      1%     02/15/2004          100%   100%    100%    100%    100%
03/15/2004              83%    41%     23%      5%      0%     03/15/2004          100%   100%    100%    100%    92%
04/15/2004              78%    35%     18%      0%      0%     04/15/2004          100%   100%    100%    99%     83%
05/15/2004              72%    30%     12%      0%      0%     05/15/2004          100%   100%    100%    90%     74%
06/15/2004              66%    25%      7%      0%      0%     06/15/2004          100%   100%    100%    82%     66%
07/15/2004              60%    19%      2%      0%      0%     07/15/2004          100%   100%    100%    74%     58%
08/15/2004              54%    14%      0%      0%      0%     08/15/2004          100%   100%    96%     66%     51%
09/15/2004              48%     9%      0%      0%      0%     09/15/2004          100%   100%    88%     59%     44%
10/15/2004              42%     4%      0%      0%      0%     10/15/2004          100%   100%    80%     52%     38%
11/15/2004              35%     0%      0%      0%      0%     11/15/2004          100%    99%    73%     46%     32%
12/15/2004              29%     0%      0%      0%      0%     12/15/2004          100%    91%    66%     40%     26%
01/15/2005              23%     0%      0%      0%      0%     01/15/2005          100%    83%    59%     34%     21%
02/15/2005              17%     0%      0%      0%      0%     02/15/2005          100%    75%    52%     29%     17%
03/15/2005              10%     0%      0%      0%      0%     03/15/2005          100%    67%    46%     24%     13%
04/15/2005              4%      0%      0%      0%      0%     04/15/2005          100%    60%    40%     19%      9%
05/15/2005              0%      0%      0%      0%      0%     05/15/2005           96%    52%    34%     15%      6%
06/15/2005              0%      0%      0%      0%      0%     06/15/2005           84%    45%    29%     12%      3%
07/15/2005              0%      0%      0%      0%      0%     07/15/2005           73%    38%    24%      9%      1%
08/15/2005              0%      0%      0%      0%      0%     08/15/2005           62%    31%    19%      6%      0%
09/15/2005              0%      0%      0%      0%      0%     09/15/2005           50%    25%    14%      3%      0%
10/15/2005              0%      0%      0%      0%      0%     10/15/2005           39%    18%    10%      1%      0%
11/15/2005              0%      0%      0%      0%      0%     11/15/2005           27%    12%     6%      0%      0%
12/15/2005              0%      0%      0%      0%      0%     12/15/2005           16%    6%      3%      0%      0%
01/15/2006              0%      0%      0%      0%      0%     01/15/2006           13%    5%      2%      0%      0%
02/15/2006              0%      0%      0%      0%      0%     02/15/2006           10%    3%      *       0%      0%
03/15/2006              0%      0%      0%      0%      0%     03/15/2006           7%     2%      0%      0%      0%
04/15/2006              0%      0%      0%      0%      0%     04/15/2006           4%      *      0%      0%      0%
05/15/2006              0%      0%      0%      0%      0%     05/15/2006           1%     0%      0%      0%      0%
06/15/2006              0%      0%      0%      0%      0%     06/15/2006           0%     0%      0%      0%      0%
07/15/2006              0%      0%      0%      0%      0%     07/15/2006           0%     0%      0%      0%      0%

Average Lives to                                               Average Lives to
Maturity (yrs)       2.88     2.30    2.05    1.82    1.71     Maturity (yrs)     3.94   3.63    3.40    3.09    2.90
                                                               Average Lives to
                                                               10% Call (yrs)     3.84   3.48    3.22    2.89    2.73

*Greater than 0.0% and less than 0.5%.

                Percent of Initial Principal Amount of the Notes
                      Remaining at Various ABS Percentages
                                  Class B Notes

 Distribution Date    0.00%    1.00%   1.40%   1.80%   2.00%
Closing Date           100%     100%    100%    100%    100%

11/15/2001             100%     100%    100%    100%    100%
12/15/2001             100%     100%    100%    100%    100%
01/15/2002             100%     100%    100%    100%    100%
02/15/2002             100%     100%    100%    100%    100%
03/15/2002             100%     100%    100%    100%    100%
04/15/2002             100%     100%    100%     99%     97%
05/15/2002             100%     100%     98%     95%     94%
06/15/2002             100%      98%     95%     92%     91%
07/15/2002             100%      96%     92%     89%     87%
08/15/2002             100%      93%     90%     86%     84%
09/15/2002             100%      91%     87%     83%     81%
10/15/2002              98%      88%     84%     80%     78%
11/15/2002              96%      86%     82%     77%     75%
12/15/2002              95%      84%     79%     74%     72%
01/15/2003              93%      81%     77%     72%     69%
02/15/2003              91%      79%     74%     69%     66%
03/15/2003              89%      77%     72%     66%     64%
04/15/2003              87%      75%     69%     64%     61%
05/15/2003              86%      72%     67%     61%     58%
06/15/2003              84%      70%     65%     59%     56%
07/15/2003              82%      68%     62%     56%     53%
08/15/2003              80%      66%     60%     54%     51%
09/15/2003              78%      64%     58%     52%     49%
10/15/2003              76%      62%     56%     50%     46%
11/15/2003              74%      60%     54%     47%     44%
12/15/2003              72%      58%     52%     45%     42%
01/15/2004              70%      56%     50%     43%     40%
02/15/2004              68%      54%     48%     41%     38%
03/15/2004              66%      52%     46%     40%     36%
04/15/2004              64%      50%     44%     38%     35%
05/15/2004              62%      48%     42%     36%     33%
06/15/2004              60%      46%     41%     34%     31%
07/15/2004              58%      45%     39%     33%     30%
08/15/2004              56%      43%     37%     31%     28%
09/15/2004              54%      41%     36%     30%     27%
10/15/2004              52%      39%     34%     29%     26%
11/15/2004              50%      38%     33%     27%     25%
12/15/2004              48%      36%     31%     26%     24%
01/15/2005              46%      35%     30%     25%     23%
02/15/2005              44%      33%     29%     24%     22%
03/15/2005              42%      32%     27%     23%     21%
04/15/2005              39%      30%     26%     22%     20%
05/15/2005              37%      29%     25%     21%     19%
06/15/2005              35%      27%     24%     21%     19%
07/15/2005              33%      26%     23%     20%     18%
08/15/2005              31%      25%     22%     19%     18%
09/15/2005              28%      23%     21%     19%     13%
10/15/2005              26%      22%     20%     19%      9%
11/15/2005              24%      21%     20%     18%      6%
12/15/2005              21%      20%     19%     13%      3%
01/15/2006              21%      19%     19%      9%      1%
02/15/2006              20%      19%     18%      6%      0%
03/15/2006              20%      19%     15%      4%      0%
04/15/2006              19%      18%     10%      2%      0%
05/15/2006              19%      11%      6%      1%      0%
06/15/2006               8%       4%      2%      *       0%
07/15/2006               0%       0%      0%      0%      0%
Average Lives to
Maturity (yrs)        3.04     2.64    2.46    2.25    2.11
Average Lives to
10% Call (yrs)        2.89     2.43    2.21    1.98    1.86

*Greater than 0.0 and less than 0.5